                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: October 22, 2009

                                                   BLUGRASS ENERGY, INC.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                   333-135852               20-4952339

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

                                        7609 Ralston Road, Arvada, CO 80002

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                               (Address of Principal Executive Offices) (Zip Code)

                                                     (403) 830-7566

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On October 12,2009 Blugrass has closed the acquisition  of  the Robinhood L.L.C.,(Marks and Garner Productions) properties and corporate assets, located in and around the Cave Pool Unit in Eddy County, New Mexico.

Blugrass Energy Inc. has purchased a 100% working interest and other rights associated with the acreage in and around the Cave Pool Unit located in Eddy County, New Mexico, comprising approximately 2,800 acres held by Robinhood L.L.C., (Marks and Garner Productions). Additionally, Blugrass Energy Inc. will receive all operating rights with respect to the oil and gas leases owned by Robinhood L.L.C. (Marks and Garner Productions). This includes, all equipment used to produce and sell crude oil and natural gas on the acreage owned by Robinhood L.L.C.(Marks and Garner Productions).

Consideration for this acquisition consists of cash in the amount of $550,000, with terms consisting of incremental cash payments between October 2009 and February 2010.

                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose,  including for the purposes  of  Section  18 of the  Exchange  Act,  or  otherwise  subject  to the liabilities of that Section.  The information in this Current Report on Form 8-K shall  not be  deemed  incorporated  by  reference  into any  filing  under  the

Securities  Act or the  Exchange  Act  regardless  of any general  incorporation language in such filing.

On October 13, 2009, Blugrass Energy, Inc. issued a press release.  The text of the press release is attached herewith as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.  The following is a complete  list of exhibits  filed as part of this Report.  Exhibit numbers  correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                                 Description

           10.1                                  Purchase and Sale Agreement

           99.1                         Press Release, dated October 13, 2009

                                   SIGNATURES

 Pursuant to the requirements of the Securities  Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         BLUGRASS ENERGY, INC.

                                         By: /s/ John Kenney Berscht

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                                             John Kenney Berscht, President

                                         Date: October 22, 2009